SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                      -----------------------

                             FORM 8-K

                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported):  August 3, 1994


                          FORD HOLDINGS, INC.
        (Exact name of registrant as specified in its charter)


                                Delaware
            (State or other jurisdiction of incorporation)


     0-18263                                     38-2890269
(Commission File Number)             (IRS Employer Identification No.)


The American Road, Dearborn, Michigan                 48121
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  313-322-3000



Item 5.  Other Events.
- ----------------------
     Pursuant to Registration Statement No. 33-63116, Ford Holdings, Inc., a Delaware corporation (the "Company"), registered under the Securities Act of 1933, as amended (the "Act"), 3,225 shares of preferred stock and related depositary shares. The preferred stock and depositary shares were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Act. In connection therewith, the Company has created a series of preferred stock designated as its Series D Cumulative Preferred Stock, par value $1.00 per share (the "Series D Preferred Stock"), by the adoption on August 3, 1994 by a committee of the Board of Directors of the Company of the Certificate of Designations of the Series D Preferred Stock (the "Certificate of Designations") and the filing thereof with the Delaware Secretary of State on August 9, 1994. The Certificate of Designations is filed as an exhibit to this Report.

     The Company entered into an underwriting agreement and a pricing agreement each dated August 3, 1994 with Goldman, Sachs & Co., Lehman Brothers Inc., Bear, Stearns & Co. Inc., Dean Witter Reynolds Inc., A.
G. Edwards & Sons, Inc., PaineWebber Incorporated and Smith Barney Inc., as representatives of the several underwriters named in Schedule I to such pricing agreement, for the sale of 8,000,000 depositary shares (the "Depositary Shares"), each representing 1/4,000 of a share of the Series
D Preferred Stock. The Depositary Shares are evidenced by depositary receipts (the "Depositary Receipts") issued by Chemical Bank, as Depositary under a Deposit Agreement (the "Deposit Agreement") dated as of August 10, 1994 among the Company, Chemical Bank and the holders from time to time of the Depositary Receipts. A form of the stock certificate for the Series D Preferred Stock is incorporated by reference as an exhibit to this Report. The Deposit Agreement
(including a form of the Depositary Receipt) is filed as an exhibit to this Report.

Item 7.  Financial Statements, Pro Forma Financial Information and
- ------------------------------------------------------------------
Exhibits.
- ---------

                             EXHIBITS
                             --------

Designation                 Description               Method of Filing
- -----------                 -----------               ----------------

Exhibit 4.1   Certificate of Designations of the      Filed with
              Series D Cumulative Preferred Stock     this Report
              of Ford Holdings, Inc.

Exhibit 4.2   Form of Stock Certificate for the       Filed as Exhibit
              Series D Cumulative Preferred Stock     1 to the
              of Ford Holdings, Inc.                  Registrant's
                                                      Registration
                                                      Statement on
                                                      Form 8-A dated
                                                      August 3, 1994,
                                                      File No. 0-18263

Exhibit 4.3   Deposit Agreement dated as of           Filed with
              August 10, 1994 among Ford Holdings,    this Report
              Inc., Chemical Bank, as depositary,
              and the holders from time to time of the Depositary Receipts referred to therein

Exhibit 4.4   Form of Depositary Receipt issued       Included as part
              under the Deposit Agreement dated as    of Exhibit 4.3
              of August 10, 1994 among Ford Holdings, of this Report Inc., Chemical Bank, as depositary, and the holders from time to time of the Depositary Receipts referred to therein



                              SIGNATURE
                              ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                       FORD HOLDINGS, INC.



Date:  August 11, 1994                 By: /s/ L. J. Ghilardi
                                           -----------------------
                                           L. J. Ghilardi
                                           Assistant Secretary

                             EXHIBIT INDEX
                              -------------


Designation                    Description                     Page
- -----------                    -----------                     ----

Exhibit 4.1        Certificate of Designations of the
                   Series D Cumulative Preferred Stock
                   of Ford Holdings, Inc.

Exhibit 4.2        Form of Stock Certificate for the
                   Series D Cumulative Preferred Stock
                   of Ford Holdings, Inc.

Exhibit 4.3        Deposit Agreement dated as of August
                   10, 1994 among Ford Holdings, Inc.,
                   Chemical Bank, as depositary, and
                   the holders from time to time of the
                   Depositary Receipts referred to therein

Exhibit 4.4        Form of Depositary Receipt issued
                   under the Deposit Agreement dated as of
                   August 10, 1994 among Ford Holdings,
                   Inc., Chemical Bank, as depositary, and
                   the holders from time to time of the
                   Depositary Receipts referred to therein









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